Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated July 28, 2020
The purpose of this supplement is to provide you with changes to the current Prospectuses and Statement of Additional Information of the Funds listed below:
Invesco Oppenheimer Senior Floating Rate Fund
Invesco Oppenheimer Senior Floating Rate Plus Fund
This supplement amends the current Prospectuses and Statement of Additional Information of the above referenced funds (each, a “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
The following information replaces the fourth paragraph with respect to Invesco Oppenheimer Senior Floating Rate Fund and the fifth paragraph with respect to Invesco Oppenheimer Senior Floating Rate Plus Fund under the section “Principal Investment Strategies of the Fund” in the Summary Prospectus and corresponding changes are made to the Statutory Prospectus:
The Fund may invest in securities of U.S. and foreign issuers. The Fund can invest in Senior Loans or other investments (such as subordinated debt and fixed-rate loans) issued by foreign entities.
The following information is added after the fifth paragraph with respect to Invesco Oppenheimer Senior Floating Rate Fund and after the sixth paragraph with respect to Invesco Oppenheimer Senior Floating Rate Plus Fund under the heading “Principal Investment Strategies of the Fund” in the Summary Prospectus and corresponding changes are made to the Statutory Prospectus:
The Fund can engage in foreign currency transactions either on a spot basis (i.e. for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can use currency futures and currency swaps to hedge its exposure to foreign currencies.
The following is added at the end of the section “Risks of Foreign Investing” under the heading “Principal Risks of Investing in the Fund” in the Summary Prospectus and corresponding changes are made to the Statutory Prospectus:
Currency hedging strategies, if used, are not always successful. For instance, the use of currency forward contracts could reduce performance if there are unanticipated changes in currency exchange rates.
The following are added to the sections “Principal Risks of Investing in the Fund” in the Summary Prospectus and “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s), Principal Investment Strategies and Risks” in the Statutory Prospectus:
Risks of Foreign Currency Forwards. Foreign currency forward contracts are used to buy or sell foreign currency for future delivery at a fixed price. They are used to lock in the U.S. dollar price of a security denominated in a foreign currency, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices.
Risks of Currency Swaps. Currency swaps entail both credit risk and liquidity risk. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. It may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in losses to the Fund.
Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Risks of Hedging. The Fund may engage in “hedging” strategies through the use of futures and other derivatives in an effort to protect assets from losses due to declines in the value of the Fund’s portfolio. There are risks in the use of these investment and trading strategies. There can be no assurance that the hedging strategies used will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. If the Fund uses a hedging strategy at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund’s return. In some cases, derivatives or other investments may be unavailable, or the investment adviser may choose not to use them under market
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conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. No assurance can be given that the investment adviser will employ hedging strategies with respect to all or any portion of the Fund’s assets.
The fifth paragraph in the section titled “Credit Quality Standards for Loans” under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s), Principal Investment Strategies and Risks” in the Statutory Prospectus is deleted in its entirety.
The section titled “Foreign Senior Loans” under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s), Principal Investment Strategies and Risks” in the Statutory Prospectus is replaced in its entirety with the following:
The Fund can invest in Senior Loans that are made to foreign borrowers, or in other investments (such as subordinated debt and fixed-rate loans) issued by foreign entities. The Fund can only invest in Senior Loans or in other investments from non-U.S. borrowers or issuers from countries that the Adviser deems to be developed countries. The Fund will not invest in loans or other investments of borrowers or issuers from developing or emerging market countries.
The following information replaces the second bullet point under the heading “Description of the Funds and Their Investments and Risks – Investment Strategies and Risks – Interest Rate Benchmarks for Floating Rate Loans” in the Statement of Additional Information:
LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on deposits in a particular currency. For U.S. dollar-denominated senior loans, any applicable LIBOR rate for senior loans would be in respect of U.S. dollar deposits. The market views changes in short-term LIBOR rates as closely related to changes in the Federal Reserve federal funds rate, although the two are not officially related.
The following information replaces the second paragraph under the heading “Description of the Funds and Their Investments and Risks – Investment Strategies and Risks – Interest Rate Benchmarks for Floating Rate Loans” in the Statement of Additional Information:
The interest rate on Prime Rate-based loans floats daily as the Prime Rate changes, while the interest rate on LIBOR based loans is reset periodically, typically between 30 days and one year. Quarterly interest periods are most common for floating rate loans in which the Fund invests. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year (although interest periods longer than six months will often require lender consent). Investing in loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates: falling short-term floating interest rates tend to decrease the income payable to the Fund on its floating rate loan investments, and rising short-term floating interest rates tend to increase that income. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swaps or total return swap transactions. Nevertheless, changes in interest rates can affect the value of the Fund’s floating rate loans, especially if rates change sharply in a short period, because the resets of the interest rates on the underlying portfolio of floating rate loans occur periodically and will not all happen simultaneously with changes in prevailing rates.
The following information replaces the first paragraph under the heading “Description of the Funds and Their Investments and Risks – Investment Strategies and Risks – Foreign Investments - Foreign Securities" in the Statement of Additional Information:
Each Fund can invest in foreign securities. Each Fund limits its investments in “foreign securities” to securities of companies and governments in “developed” markets, as defined by the Adviser. The Funds will hold foreign currency only in connection with the purchase or sale of foreign securities.
The following information replaces the first paragraph under the heading "Description of the Fund and Its Investments and Risks - Investment Strategies and Risks - Foreign Investments - Floating Rate Corporate Loans and Corporate Debt Securities of Non-U.S. Borrowers" in the Statement of Additional Information:
The Fund may invest in floating rate loans and debt securities made to and issued by non-U.S. borrowers and the borrower will meet the credit quality standards established by Invesco and the Sub-Advisers for U.S. borrowers. The Fund similarly may invest in floating rate loans and floating rate debt securities made to and issued by U.S. borrowers with significant non-U.S. dollar-denominated revenues.
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